SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                            -----------------------

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2007


FLORIDA ROCK INDUSTRIES, INC.
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(Exact name of registrant as specified in its charter)

       FLORIDA                  1-7159                59-0573002
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(State or other             (Commission           (I.R.S. Employer
jurisdiction                 File Number)        Identification No.)
of incorporation)

155 East 21st Street
Jacksonville, Florida                                    32206
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(Address of principal executive offices)		(Zip Code)


Registrant's telephone number, including area code: (904) 355-1781
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(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                           CURRENT REPORT ON FORM 8-K

                          FLORIDA ROCK INDUSTRIES, INC.

                                  July 30, 2007


INTRODUCTORY NOTE:  This Amendment to the Form 8-K filed on
July 30, 2007 is being filed to correct a typographical error in the chart in Exhibit 99.1 entitled Business Segments Volumes and Price Comparisons.

ITEM 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

	On June 30, 2007, Florida Rock Industries, Inc. (the "Company") issued a press release regarding its earnings per share for the third quarter of fiscal 2007. A copy of the press release is furnished as
Exhibit 99.1.

	The information in this report (including the exhibit) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

	(c)	Exhibits.

	99.1	Press Release dated July 30, 2007.

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                                      SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


				FLORIDA ROCK INDUSTRIES, INC.


Date:  July 31, 2007		By:  /s/ John D. Milton, Jr.
        			-------------------------------
                                John D. Milton, Jr.
                                Executive Vice President and
                                Chief Financial Officer


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